Floating Rate Capital Debt (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Book Values of Outstanding Subordinated Debentures

The following table summarizes the book values of the outstanding Subordinated Debentures as of December 31, 2012 and 2011:

	DECEMBER 31,
(In Millions)	2012	2011
NTC Capital I Subordinated Debentures due January 15, 2027	$153.9	$153.8
NTC Capital II Subordinated Debentures due April 15, 2027	123.1	123.1

Total Subordinated Debentures	$277.0	$276.9